FTAI Aviation Ltd. Reports Second Quarter 2026 Results, Increases Dividend to $0.50 per Ordinary Share
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NEW YORK, July 29, 2026 (GLOBE NEWSWIRE) – FTAI Aviation Ltd. (NASDAQ: FTAI) (the “Company” or “FTAI”) today reported financial results for the second quarter 2026. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.
Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q2’26
Net Income Attributable to Shareholders	$117,585
Basic Earnings per Ordinary Share	$1.15
Diluted Earnings per Ordinary Share	$1.13
Adjusted EBITDA (1)	$291,444

(1) For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
Second Quarter 2026 Dividends
The Company’s Board of Directors (the “Board”) declared a cash dividend on its ordinary shares of $0.50 per share for the quarter ended June 30, 2026, payable on August 24, 2026 to the holders of record on August 12, 2026.
Additionally, the Board declared cash dividends on its Fixed-Rate Reset Series D Cumulative Perpetual Redeemable Preferred Shares (“Series D Preferred Shares”) of $0.59375 per share, respectively, for the quarter ended June 30, 2026, payable on September 15, 2026 to the holders of record on September 1, 2026.
Business Highlights
•Generated Aerospace Products revenue of $875.0 million and Adjusted EBITDA of $249.7 million in Q2 2026, increases of 78% and 51%, respectively, compared to Q2 2025 (1)
•FTAI Power announced a $1.465 billion customer contract, which is expected to account for a substantial portion of its 2027 delivery target
•Entered into strategic partnerships with GMF Indonesia and EgyptAir, adding engine maintenance capacity and geographic coverage to support further market share expansion
•Announced a strategic collaboration with cargo-conversion leader Aeronautical Engineers, Inc. to deliver more cost-effective Boeing 737-800 freighters globally while extending the life of the CFM56 engine
•Completed deployment of Strategic Capital's 2025 SPV, which is fully committed and made its first quarterly distribution on June 30, and launched the 2026 SPV, which has begun making aircraft acquisition commitments
•Introduced Business Segment 2027 Adjusted EBITDA guidance of $2.3 billion, comprised of $1.4 billion from Aerospace Products, $450 million from FTAI Power and $450 million from Aviation Leasing (1)(2)
•Reaffirmed 2026 Aerospace Products Adjusted EBITDA guidance of $1,050 million and updated 2026 Aviation Leasing guidance from $575 million to $475 million reflecting our continued shift to an asset-light business model (1)(2)
“FTAI delivered another strong quarter, led by record Aerospace Products performance and a landmark customer contract for FTAI Power," said Joe Adams, Chairman and CEO. "Across the business, we continued to execute on our strategic evolution — expanding our maintenance network into Indonesia and Egypt, delivering more modules to more customers worldwide and advancing Strategic Capital with the launch of the 2026 SPV. With our fourth consecutive dividend increase, we remain confident in our outlook and our ability to deliver sustained growth and long-term value for our shareholders.”
(1)For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
(2)This is a forward-looking statement. Please see Cautionary Note Regarding Forward-Looking Statements below.

Additional Information
For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Center section of the Company’s website, https://www.ftaiaviation.com/, and the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.
Conference Call
In addition, management will host a conference call on Thursday, July 30, 2026 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link https://register-conf.media-server.com/register/BI9c65a898178b489f8ac3487fcee4b03f. Once registered, participants will receive a dial-in and unique pin to access the call.
A simultaneous webcast of the conference call will be available to the public on a listen-only basis at https://www.ftaiaviation.com/. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.
A replay of the conference call will be available after 11:30 A.M. on Thursday, July 30, 2026 through 11:30 A.M. on Thursday, August 6, 2026 on https://ir.ftaiaviation.com/news-events/event-calendar/.
The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.
About FTAI Aviation Ltd.
FTAI combines advanced turbine technology and asset ownership to power the world’s most essential markets. Additional information is available at https://www.ftaiaviation.com/.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, whether FTAI will be able to expand market share, ability to deliver more cost-effective Boeing 737-800 freighters globally while extending the life of the CFM56 engine, 2026 or 2027 Adjusted EBITDA guidance, and the ability to deliver sustained growth and long-term value for our shareholders. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.ftaiaviation.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions, or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact: Alan Andreini Investor Relations FTAI Aviation Ltd. (646) 734-9414 aandreini@ftaiaviation.com	Media: Tim Lynch / Aaron Palash / Kelly Sullivan Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449

Exhibit - Financial Statements
FTAI AVIATION LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenues
Aerospace products revenue	$692,229	$420,686	$1,214,814	$685,111
MRE Contract revenue	182,799	69,585	404,029	170,223
Lease income	27,765	62,439	67,657	130,879
Maintenance revenue	25,793	73,104	56,392	122,711
Asset sales revenue	16,925	47,915	27,109	66,854
Other revenue (1)	7,574	2,508	13,781	2,539
Total revenues	953,085	676,237	1,783,782	1,178,317

Expenses
Cost of sales	635,782	369,258	1,160,050	617,972
Operating expenses	67,567	34,328	132,554	66,766
General and administrative	2,245	2,442	4,658	5,558
Acquisition and transaction expenses	5,699	4,489	22,060	11,781
Depreciation and amortization	46,986	55,236	99,275	114,798
Total expenses	758,279	465,753	1,418,597	816,875

Other (expense) income
Interest expense	(64,102)	(63,965)	(125,509)	(126,005)
Equity in earnings (losses) of unconsolidated entities (2)	9,970	(5,003)	7,607	(12,617)
Gain on sale to the 2025 Partnership	2,465	34,604	17,633	45,474
Other income	7,574	27,156	55,156	60,227
Total other expense	(44,093)	(7,208)	(45,113)	(32,921)
Income before income taxes	150,713	203,276	320,072	328,521
Provision for income taxes	25,619	37,878	57,079	60,737
Net income	125,094	165,398	262,993	267,784
Less: Dividends on preferred shares	3,709	3,709	7,418	9,824
Less: Loss on redemption of preferred shares	3,800	—	3,800	6,327
Net income attributable to shareholders	$117,585	$161,689	$251,775	$251,633

Earnings per share:
Basic	$1.15	$1.58	$2.45	$2.45
Diluted	$1.13	$1.57	$2.42	$2.44

Weighted average shares outstanding:
Basic	102,597,464	102,558,777	102,588,692	102,555,644
Diluted	104,044,113	103,147,860	104,039,259	103,144,727
(1)Includes servicing fees of $6,988 and $12,849 for the three and six months ended June 30, 2026, respectively (2025 - $2,052 and $2,600, respectively), from the 2025 Partnership.
(2)Includes the profit elimination of $(6,597) and $(16,597) for the three and six months ended June 30, 2026, respectively (2025 - $(4,935) and $(11,885), respectively), for sales to the 2025 Partnership.

FTAI AVIATION LTD.
CONSOLIDATED BALANCE SHEETS
(Dollar amounts in thousands, except share and per share data)

	(Unaudited)
	June 30, 2026	December 31, 2025
Assets
Current Assets
Cash and cash equivalents	$337,195	$300,476
Accounts receivable, net (1)	168,202	209,907
Inventory, net	1,544,592	1,193,773
Other current assets (2)	491,107	408,364
Total current assets	2,541,096	2,112,520
Leasing equipment, net	1,146,373	1,545,804
Property, plant, and equipment, net	134,742	120,068
Investments	401,803	314,156
Intangible assets, net	13,048	19,929
Goodwill	94,221	94,221
Other non-current assets	157,879	167,060
Total assets	$4,489,162	$4,373,758

Liabilities
Current Liabilities
Accounts payable	$261,671	$208,224
Accrued liabilities	100,159	90,009
Current maintenance deposits	17,926	25,439
Current security deposits	12,368	14,001
Other current liabilities	89,086	62,202
Total current liabilities	481,210	399,875
Long-term debt, net	3,453,320	3,448,891
Non-current maintenance deposits	18,815	46,237
Non-current security deposits	7,574	15,211
Other non-current liabilities	124,256	129,370
Total liabilities	$4,085,175	$4,039,584

Commitments and contingencies

Equity
Ordinary shares ($0.01 par value per share; 2,000,000,000 shares authorized; 102,625,424 and 102,573,283 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively)	$1,026	$1,026
Preferred shares ($0.01 par value per share; 200,000,000 shares authorized; 2,600,000 and 6,800,000 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively)	26	68
Additional paid in capital	—	50,567
Retained earnings	402,935	282,513
Shareholders' equity	403,987	334,174
Total liabilities and equity	$4,489,162	$4,373,758
(1)Includes accounts receivable from the 2025 Partnership of $25,456 as of June 30, 2026 (December 31, 2025 - $47,294).
(2)Includes receivables from the 2025 Partnership of $9,267 as of June 30, 2026 (December 31, 2025 - $20,681).

Key Performance Measures
In addition to net income (loss), the Chief Operating Decision Maker (“CODM”), who is the Company’s Chief Executive Officer, utilizes Adjusted EBITDA as a key performance measure. Adjusted EBITDA is not a financial measure in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). This performance measure provides the CODM with the information necessary to assess operational performance and make resource and allocation decisions. We believe Adjusted EBITDA is a useful metric for investors and analysts for similar purposes of assessing our operational performance.
Adjusted EBITDA is defined as net income (loss) attributable to shareholders, adjusted (a) to exclude the impact of provision for (benefit from) income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and preferred shares and capital lease obligations, asset impairment charges, incentive allocations, depreciation and amortization expense, interest expense and dividends on preferred shares, internalization fee to affiliate, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities, if any.
Reconciliations of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures are not included in this press release because the most directly comparable GAAP financial measures are not available on a forward-looking basis without unreasonable effort.
The following table sets forth a reconciliation of net income attributable to shareholders to Adjusted EBITDA for the three and six months ended June 30, 2026 and 2025:

	Three Months Ended June 30,		Change	Six Months Ended June 30,		Change
(in thousands)	2026	2025		2026	2025
Net income attributable to shareholders	$117,585	$161,689	$(44,104)	$251,775	$251,633	$142
Add: Provision for income taxes	25,619	37,878	(12,259)	57,079	60,737	(3,658)
Add: Equity-based compensation expense	7,332	5,515	1,817	13,679	10,404	3,275
Add: Acquisition and transaction expenses	5,699	4,489	1,210	22,060	11,781	10,279
Add: Losses on the modification or extinguishment of debt and preferred shares and capital lease obligations	3,800	—	3,800	3,800	6,327	(2,527)
Add: Asset impairment charges	—	—	—	—	—	—
Add: Incentive allocations	—	—	—	—	—	—
Add: Depreciation and amortization expense (1)	52,118	65,677	(13,559)	111,631	134,064	(22,433)
Add: Interest expense and dividends on preferred shares	67,812	67,674	138	132,928	135,829	(2,901)
Add: Internalization fee to affiliate	—	—	—	—	—	—
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	28,046	4,815	23,231	48,273	4,856	43,417
Less: Equity in (earnings) losses of unconsolidated entities (3)	(16,567)	68	(16,635)	(24,204)	732	(24,936)
Adjusted EBITDA (non-GAAP)	$291,444	$347,805	$(56,361)	$617,021	$616,363	$658
(1)Includes the following items for the three months ended June 30, 2026: (i) depreciation and amortization expense of $46,986 (2025 - $55,236), (ii) lease intangible amortization of $(89) (2025 - $2,153) and (iii) amortization for lease incentives of $5,221 (2025 - $8,288).
Includes the following items for the six months ended June 30, 2026: (i) depreciation and amortization expense of $99,275 (2025 - $114,798), (ii) lease intangible amortization of $248 (2025 - $5,359) and (iii) amortization for lease incentives of $12,108 (2025 - $13,907).
(2)Includes the following items for the three months ended June 30, 2026: (i) net income of $16,567 (2025 - net loss of $68), (ii) interest expense of $5,771 (2025 - $1,490), (iii) depreciation and amortization expense of $5,680 (2025 - $3,470), (iv) acquisition and transaction expenses of $0 (2025 - $(77)), and (v) tax expense of $28 (2025 - $0).
Includes the following items for the six months ended June 30, 2026: (i) net income of $24,204 (2025 - $732), (ii) interest expense of $9,267 (2025 - $1,490), (iii) depreciation and amortization expense of $14,747 (2025 - $3,628), (iv) acquisition and transaction expenses of $0 (2025 - $470), and (v) tax expense of $55 (2025 - $0).
(3)Excludes the profit elimination of $6,597 and $16,597 for the three and six months ended June 30, 2026, respectively (2025 - $4,935 and $11,885, respectively ), for sales to the 2025 Partnership.

In addition, the following table sets forth a reconciliation of net income attributable to shareholders to Adjusted EBITDA for Aerospace Products for the three and six months ended June 30, 2026 and 2025:

	Three Months Ended June 30,		Change	Six Months Ended June 30,		Change
(in thousands)	2026	2025		2026	2025
Net income attributable to shareholders	$194,244	$133,582	$60,662	$377,979	$240,225	$137,754
Add: Provision for income taxes	49,970	25,827	24,143	83,667	45,202	38,465
Add: Equity-based compensation expense	223	168	55	250	323	(73)
Add: Acquisition and transaction expenses	144	1,414	(1,270)	129	2,546	(2,417)
Add: Losses on the modification or extinguishment of debt and preferred shares and capital lease obligations	—	—	—	—	—	—
Add: Asset impairment charges	—	—	—	—	—	—
Add: Incentive allocations	—	—	—	—	—	—
Add: Depreciation and amortization expense	4,903	3,704	1,199	9,581	7,288	2,293
Add: Interest expense and dividends on preferred shares	—	—	—	—	—	—
Add: Internalization fee to affiliate	—	—	—	—	—	—
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (1)	50	883	(833)	464	1,052	(588)
Less: Equity in losses (earnings) of unconsolidated entities	182	(714)	896	222	(827)	1,049
Adjusted EBITDA (non-GAAP)	$249,716	$164,864	$84,852	$472,292	$295,809	$176,483
(1)Includes the following items for the three months ended June 30, 2026: (i) net loss of $182 (2025 - net income of $714), (ii) depreciation and amortization expense of $204 (2025 - $169), and (iii) tax expense of $28 (2025 - $0).
Includes the following items for the six months ended June 30, 2026: (i) net loss of $222 (2025 - net income of $827), (ii) depreciation and amortization expense of $631 (2025 - $225), and (iii) tax expense of $55 (2025 - $0).